CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 NEWS RELEASE Cleveland-Cliffs Provides Preliminary Fourth-Quarter and Full-Year 2024 Results CLEVELAND – February 3, 2025 – Cleveland-Cliffs Inc. (NYSE: CLF) today announced its preliminary fourth-quarter and full-year 2024 financial results for the period ended December 31, 2024. The Company completed its acquisition of Stelco Holdings Inc. (“Stelco”) on November 1, 2024. Due to the accounting integration associated with the acquisition, only selected preliminary financial information is available at this time. The Company plans to announce its complete fourth-quarter and full-year 2024 earnings results after the U.S. market close on February 24, 2025. The below selected financial results expectations include the results of Stelco only from November 1, 2024 through December 31, 2024. Fourth-quarter 2024 results expectations: • Steel shipments of 3.8 million net tons • Revenues of approximately $4.3 billion • Adjusted EBITDA1 loss of approximately $85 million Full-year 2024 results expectations: • Steel shipments of 15.6 million net tons • Revenues of approximately $19.2 billion • Adjusted EBITDA1 of approximately $775 million • Including Stelco, 2024 Pro-Forma Adjusted EBITDA1 of approximately $1.2 billion Lourenco Goncalves, Cliffs’ Chairman, President, and CEO said: “Other than the COVID-impacted 2020, 2024 was the worst year for domestic steel demand since 2010. As the largest supplier to the automotive industry in North America, we were especially impacted by muted demand from this sector in the second half of the year. This was the primary driver of our weaker results, particularly in the fourth quarter, which we expect to be the trough as we look forward. So far into this new year, we have already seen improvements in our order book, both automotive and non-automotive, and are confident that the manufacturing-friendly items on President Trump’s agenda will have an outsized benefit on Cleveland- Cliffs. This includes the recently announced tariffs on Mexico, Canada, and China and the expectation that there is more to come on steel specifically. Stelco has been a major contributor since day 1 and a EXHIBIT 99.1

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 2 substantial portion of our expected synergies are already in motion. Based on their experience in 2018, we expect Stelco will benefit from steel tariffs as well. We look forward to the success in 2025 that all of these developments will ultimately bring.” Mr. Goncalves added: “We applaud President Trump for taking decisive action on tariffs. Cleveland-Cliffs is a firm believer in the long-term positive impact that tariffs can play to make America a manufacturing superpower once again. The President continues to prove that he is a man of his word. Promises made, promises kept. Country-specific tariffs on adversaries as well as allies are a great first step, and we look forward to continuing to work with the Trump administration on further tariff action to come on steel specifically, against our adversaries and allies who have taken advantage of our market. A level playing field in steel will set the foundation to usher in a new golden era and a manufacturing renaissance that will make America strong again.” 1Adjusted EBITDA is a non-GAAP financial measure that management uses in evaluating operating performance. The presentation of this measure is not intended to be considered in isolation from, as a substitute for, or as superior to, the financial information prepared and presented in accordance with U.S. GAAP. The presentation of this measure may be different from non-GAAP financial measures used by other companies. We are unable to reconcile, without unreasonable effort, our expected adjusted EBITDA to its most directly comparable GAAP financial measure, net income, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability. This includes the finalization of the preliminary allocation of consideration related to the Stelco acquisition to the net tangible and intangible assets acquired and liabilities assumed and associated tax impacts. For the same reasons, we are unable to address the probable significance of the unavailable information. Note: Deloitte & Touche LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. About Cleveland-Cliffs Inc. Cleveland-Cliffs is a leading North America-based steel producer with focus on value-added sheet products, particularly for the automotive industry. The Company is vertically integrated from the mining of iron ore, production of pellets and direct reduced iron, and processing of ferrous scrap through primary steelmaking and downstream finishing, stamping, tooling, and tubing. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 30,000 people across its operations in the United States and Canada. For more information, visit http://www.clevelandcliffs.com. Forward-Looking Statements This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry or our businesses, are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the finalization of our financial statements for the year ended December 31, 2024, continued volatility of steel, iron ore and scrap metal market prices, which directly and indirectly impact the prices of the products that we sell to our customers; uncertainties associated with the highly competitive and cyclical steel industry and our reliance on the demand for steel from the automotive industry; potential weaknesses and

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 uncertainties in global economic conditions, excess global steelmaking capacity, oversupply of iron ore, prevalence of steel imports and reduced market demand; severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges of one or more of our major customers, key suppliers or contractors, which, among other adverse effects, could disrupt our operations or lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; risks related to U.S. government actions and other countries’ reactions with respect to Section 232 of the Trade Expansion Act of 1962 (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, tariffs, treaties or policies, as well as the uncertainty of obtaining and maintaining effective antidumping and countervailing duty orders to counteract the harmful effects of unfairly traded imports; impacts of existing and increasing governmental regulation, including actual and potential environmental regulations relating to climate change and carbon emissions, and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, any governmental or regulatory authority and costs related to implementing improvements to ensure compliance with regulatory changes, including potential financial assurance requirements, and reclamation and remediation obligations; potential impacts to the environment or exposure to hazardous substances resulting from our operations; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit our financial flexibility and cash flow necessary to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business, or to repurchase our common shares; our ability to reduce our indebtedness or return capital to shareholders within the currently expected timeframes or at all; adverse changes in credit ratings, interest rates, foreign currency rates and tax laws; challenges to successfully implementing our business strategy to achieve operating results in line with our guidance; the outcome of, and costs incurred in connection with, lawsuits, claims, arbitrations or governmental proceedings relating to commercial and business disputes, antitrust claims, environmental matters, government investigations, occupational or personal injury claims, property-related matters, labor and employment matters, or suits involving legacy operations and other matters; supply chain disruptions or changes in the cost, quality or availability of energy sources, including electricity, natural gas and diesel fuel, critical raw materials and supplies, including iron ore, industrial gases, graphite electrodes, scrap metal, chrome, zinc, other alloys, coke and metallurgical coal, and critical manufacturing equipment and spare parts; problems or disruptions associated with transporting products to our customers, moving manufacturing inputs or products internally among our facilities, or suppliers transporting raw materials to us; the risk that the cost or time to implement a strategic or sustaining capital project may prove to be greater than originally anticipated; our ability to consummate any public or private acquisition transactions and to realize any or all of the anticipated benefits or estimated future synergies, as well as to successfully integrate any acquired businesses into our existing businesses; uncertainties associated with natural or human-caused disasters, adverse weather conditions, unanticipated geological conditions, critical equipment failures, infectious disease outbreaks, tailings dam failures and other unexpected events; cybersecurity incidents relating to, disruptions in, or failures of, information technology systems that are managed by us or third parties that host or have access to our data or systems, including the loss, theft or corruption of our or third parties’ sensitive or essential business or personal information and the inability to access or control systems; liabilities and costs arising in connection with any business decisions to temporarily or indefinitely idle or permanently close an operating facility or mine, which could adversely impact the carrying value of associated assets and give rise to impairment charges or closure and reclamation obligations, as well as uncertainties associated with restarting any previously idled operating facility or mine; our ability to realize the anticipated synergies or other expected benefits of the Stelco acquisition, as well as the impact of additional liabilities and obligations incurred in connection with the Stelco acquisition; our level of self-insurance and our ability to obtain sufficient third-party insurance to adequately cover potential adverse events and business risks; uncertainties associated with our ability to meet customers' and suppliers' decarbonization goals and reduce our greenhouse gas emissions in alignment with our own announced targets; challenges to maintaining our social license to operate with our stakeholders, including the impacts of our operations on local communities, reputational impacts of operating in a carbon-intensive industry that produces greenhouse gas emissions, and our ability to foster a consistent operational and safety track record; our actual economic mineral reserves or reductions in current mineral reserve estimates, and any title defect or loss of any lease, license, option, easement or other possessory interest for any mining property; our ability to maintain satisfactory labor relations with unions and employees; unanticipated or higher costs associated with pension and other post-employment benefit obligations resulting from changes in the value of plan assets or contribution increases required for unfunded obligations; uncertain availability or cost of skilled workers to fill critical operational positions and potential labor shortages caused by experienced employee attrition or otherwise, as well as our ability to attract, hire, develop and retain key personnel; the amount and timing of any repurchases of our common shares; and potential significant deficiencies or material weaknesses in our internal control over financial reporting .

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 4 For additional factors affecting the business of Cliffs, refer to Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, and other filings with the U.S. Securities and Exchange Commission. Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Senior Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: James Kerr Director, Investor Relations (216) 694-7719 ###